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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        AMERICAN PHYSICIANS CAPITAL, INC.
--------------------------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


      MICHIGAN                                        38-3543910
--------------------------------------------        ----------------------------
(State of incorporation or organization             (I.R.S. employer
                                                    identification number)


1301 N. HAGADORN ROAD, EAST LANSING, MI               48823
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(Address of principal executive offices)             (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: /X/

Securities Act registration statement file number to which this form relates:
No. 333-41136.

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                        Name of each exchange on which
to be so registered                        each class is to be registered
--------------------------------------     -------------------------------------

   None                                           None



Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock (no par value)                       NASDAQ National Market






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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              The description of the Registrant's Common Stock, set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (No. 333-41136) (the "Registration Statement"), is incorporated herein by reference.


ITEM 2.       EXHIBITS.

Copies of all constituent instruments defining the rights of the holders of each class of such securities:

      (a)     Articles of Incorporation
              Incorporated by reference to Exhibit 3.1 to registrant's registration statement on Form S-1, No. 333-41136, filed on July 11, 2000.

      (b)     Bylaws
              Incorporated by reference to Exhibit 3.2 to registrant's registration statement on Form S-1, No. 333-41136, filed on July 11, 2000.

      (c)     Plan of Conversion
              Incorporated by reference to Exhibit 2.1 to registrant's registration statement on Form S-1, No. 333-41136, filed on July 11, 2000.





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                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: December 5, 2000             AMERICAN PHYSICIANS CAPITAL, INC.


                                   By: /s/ William B. Cheeseman
                                      ------------------------------------------
                                      William B. Cheeseman
                                      Its: President and Chief Executive Officer